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                                                                EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-20989) of our report dated February 4, 1997, incorporated by reference in Bolder Technologies Corporation's Form 10-KSB (File No. 000-28060) for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
  October 16, 1997